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                                  EXHIBIT 10N


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                                E-SYSTEMS, INC.

                      1988 EMPLOYEE STOCK OPTION PLAN
                                  as amended

This 1988 Stock Option Plan adopted by the Board of Directors of E-Systems, Inc. on December 16, 1987, and amended August 29, 1990.

                            W I T N E S S E T H:

1. Purpose. The Plan is to provide key employees with a proprietary interest in the Company through the granting of options to purchase shares of the Company and the granting of awards of shares of the Company to key employees subject to certain restrictions, as more specifically hereinafter set forth, for the following purposes:

     (a) to increase the interest in the Company's welfare of those key employees who share primary responsibility for the management, growth and protection of the business of the Company;

     (b) to furnish an incentive to such employees to continue their services for the Company; and

     (c) to provide a means through which the Company may attract able persons to enter its employment.

2. Administration. The Plan shall be administered by the Compensation and Benefits Committee ("Committee") composed of members of the Board. The Committee, which shall consist of three members unless otherwise set a greater number by the Board, shall be appointed and vacancies shall be filled by the Board. The Committee shall keep minutes of its activities.

3. Participants. The Committee shall determine from time to time those key employees of the Company or of any Subsidiary corporation of the Company to whom options or stock awards are to be granted and the number of shares optioned or granted to each such employee. Such employees upon the grant of options or award of shares to them shall become participants in the Plan.

4. Restrictions on Eligibility. No option shall be granted to or award made to:

     (a) any director of the Company who is not an employee of the Company or any of its Subsidiary corporations; or

     (b) any person who is the beneficial owner of 5% or more of the total combined voting power or value of all classes of stock of the Company or a Subsidiary corporation; or who upon exercise of the option granted or award of the stock awarded would become the beneficial owner of 5% or more of such combined voting power or value of all classes of stock of the Company.


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5.   Shares Subject to the Plan. The Committee from time to time may provide for options and awards of common stock under this Plan not in excess of an aggregate of 3,500,000 shares of the Common Stock of the Company. These shares shall be made available from either the authorized but unissued Common Stock of the Company or treasury stock held by the Company. Other than shares that have been subject to Stock Appreciation Rights hereunder, any shares that by reason of the expiration of an option or otherwise are no longer subject to purchase pursuant to an option granted, or are no longer subject to delivery under an award made, under the Plan may be reoffered under the Plan.

6. Allotment of Shares. The Committee shall determine the number of shares of Common Stock to be offered from time to time by grant of options or awards to key employees of the Company or its Subsidiary corporations. The selection of an employee as a participant in any grant of options or awards under the Plan shall not be deemed to either entitle such employee to, or to disqualify such employee from, any participation in any other grant of options or awards under the Plan.

7. Grant of Options and Awards. The Committee shall be responsible for and authorized to grant options and awards under the Plan. The grant of options and awards shall be evidenced by agreements containing such terms and provisions as are approved by the Committee, but not more favorable than the terms of the Plan. The Company shall execute such agreements upon instruction from the Committee. Stock Appreciation Rights may be granted from time to time with respect to any options granted under the Plan, as an alternative method of exercise of any option. All provisions, terms and conditions of the E-Systems, Inc. Stock Appreciation Rights Plan ("SAR Plan") adopted January 30, 1979 and approved and ratified by the stockholders on April 18, 1979, and as amended, are incorporated herein by reference. For purposes of such incorporation by reference, the "Stock Option Plan" as defined in the SAR Plan shall be deemed to include this Plan.

8. Option and Award Price. The price of the common stock with respect to which an option or award is granted pursuant to this plan shall be determined by the Committee on the date of grant or award. The exercise price of each option shall be the fair market value of the shares on the date of option grant. The consideration for a restricted stock award shall be nominally $1.00 per share. The Committee shall also determine the fair market value of the stock on the date of grant, and shall set forth the determination in its minutes; provided if the stock is listed on a recognized securities exchange, the fair market value will be taken as the reported average price of the stock on such exchange on the date of grant of the option or award, or if no sale of the stock shall have been reported on such date of grant, on the next preceding day when a sale was reported.


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9.   Stock Option Exercise Period. The option period shall commence on the date the Committee authorizes the grant of an option. The Committee may provide any period of time for exercising an option, provided that no option shall be for a period of more than 10 years from the date of grant of the option by the Committee. The Committee may provide for the exercise of options in installments and upon such terms, conditions and restrictions as may be determined by the Committee.

10. Rights in Event of Death of Optionee. If a participant dies prior to termination of his or her rights to exercise an option in accordance with the provisions of the stock option agreement without having exercised his or her option as to all shares covered thereby, the Committee may provide that the option may be exercised by the participant's estate or a person who acquired the right to exercise the option by bequest or inheritance or by reason of the death of the participant, vesting the right to all unexercised shares as of the date of the participant's death; provided the period during which the option may be so exercised shall not continue beyond the earlier of 10 years from the date of grant of the option or two years from the date of the participant's death.

11. Special Provisions with Respect to Restricted Stock Awards. The following special restrictions apply to the award of shares by the Committee:

     (a) Shares of common stock awarded pursuant to this Plan shall be issued and registered in the name of the employee participant and placed in escrow. The participant may not voluntarily dispose of such award shares prior to the earliest of the following events:

          (i) the participant's retirement under any retirement plan of the Company or a subsidiary corporation;

          (ii)  the participant's death;

          (iii) in extraordinary cases, with the consent of the Committee, delivery of such shares to the participant following the participant's termination of employment prior to retirement or death; or

          (iv) expiration of the period of time specified in the award, not to exceed ten years.

     (b) The Committee may, but need not, at the time of making of an award, or at any subsequent time prior to expiration of the restrictions set forth in subparagraph (a) above, impose additional restrictions on voluntary disposition and release from escrow of the shares awarded pursuant to this Plan, including, without limitation, permitting disposition and release of shares only in installments over a period of years.


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     (c)  In order to administer restrictions required or permitted on the release and delivery of award shares to a participant the certificates evidencing such shares awarded hereunder, although issued in the name of the participant, shall be held in escrow by an escrow agent appointed from time to time by the Company, subject to delivery to the participant or to the Company at such times and in such amounts as shall be directed by the Committee under the terms of this Plan or the agreement of award with the participant. A participant's acceptance of an award of shares pursuant to the Plan shall constitute such participant's irrevocable power of attorney to the escrow agent to cause the transfer and delivery to the Company of any such award shares which the Committee shall direct to be so transferred and delivered pursuant to the provisions of this Plan or of the award agreement with the participant.

     (d) Unless otherwise provided by the Committee, the voting rights on restricted shares shall belong to each participant with respect to those share awards held in escrow. Dividends, if any, on shares held in escrow shall be paid to each participant unless the Committee provides otherwise at the time of making the award.

12.  Payments and Withholding Tax.

     (a) As to option shares, full payment for shares purchased upon exercise of an option shall be made at the time of exercise. Any federal, state or local taxes required to be paid by or withheld from the employee at the time of exercise shall also be paid or withheld prior to delivery of any shares upon such exercise. The exercise price of an option may be paid by delivering shares of the Company's Common Stock valued at current market prices in exchange for additional shares upon exercise of an employee's option. Payment may also be made by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price and, if applicable, any required federal, state and local taxes required to be collected by, or withheld by, the Company in connection with such exercise. No participant shall have any rights as a stockholder until such shares are issued upon exercise of the options.

     (b) Provision for or payment by the participant of any state, federal or local withholding taxes attributable to the exercise of an option or delivery of any award shares shall be made in a manner satisfactory to the Company. The Committee in its sole discretion may permit a participant to elect to have the Company withhold, or to tender back to the Company, the number of shares necessary to satisfy the payment of any taxes required to be paid by reason of the exercise of an option or the delivery of any award shares.

     (c) As to award shares, upon the satisfaction of any conditions for delivery to the employee otherwise set forth in the Plan or in the share award agreement with the participant, shares will be delivered to the participant only upon payment by


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him to the Company of the amount of any withholding tax which may be imposed thereon under the provisions of the Internal Revenue Code as then in effect or any law of any other taxing jurisdiction requiring payment of any such taxes or withholding tax. Should such participant fail to make the required payment within 30 days following the date of removal of restrictions on the delivery of such shares, such participant shall be deemed to have instructed the escrow agent to sell for such participant's account at the best price reasonably obtained as many of the shares deliverable to such participant as may be necessary to obtain the amount of the required tax payment and the balance of such shares shall then be delivered to the participant.

13. Issuance of Shares. The provisions governing options granted and shares awarded under this Plan shall be evidenced in an appropriate agreement with each participant and shall set forth such terms, conditions, restrictions and agreements as the Committee may provide; however, no such agreement shall conflict with the terms of this Plan and, in the event of any such conflict, the provisions of this Plan shall be deemed to control.

14. Capital Adjustments. The number of shares authorized in the aggregate for this Plan shall be adjusted, and the number of shares of common stock covered by each outstanding option or award granted by this Plan and the option price (where app1icable) thereof shall be subject to an equitable adjustment, as determined by the Committee, to reflect any stock dividend, stock split, or share combination, or to reflect any exchange of shares, recapitalization, merger, consolidation, reorganization, liquidation, or the like, of or by the Company.

15. Nonassignability. The options and awards granted pursuant to this Plan shall not be transferable (other than by will or by the laws of dissent and distribution) assigned, pledged or hypotheticated in any way whether by operation of law or otherwise, or be subject to execution, attachment or similar process. Upon any attempt to so transfer, assign, pledge, hypotheticate, or upon the levy by reason of any attachment or similar process, contrary to the provisions hereof, of any option or award, such option or award shall immediately become null and void. During a participant's lifetime options shall be exercisable only by, and awards deliverable only to, him or her.

16. Termination of Options Rights and Awards. The Committee may provide for the termination of options and the revocation of share awards in the case of a participant's termination of employment with the Company or a Subsidiary corporation for cause for defalcation, theft, embezzlement, falsification of records with intent to defraud or any act involving moral turpitude or crime constituting a felony. Upon such termination of employment, the participant's rights to exercise any options granted pursuant to this Plan or to receive any shares awarded pursuant hereto shall cease. In the case of award shares the Committee shall direct the escrow agent to return all forfeited shares to the Company.

17. Interpretation. The Committee shall interpret this Plan and shall prescribe such rules and regulations in connection with the


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operation of the Plan as it shall determine to be necessary or advisable for the administration hereof consistent with the purposes herein contained. The Committee shall have the power and authority to rescind, amend and modify its rules and regulations.

18. Amendment or Discontinuation. This Plan may be amended, altered or discontinued by the Company without approval of the shareholders, except the Board of Directors shall not have the power or authority to change the employees or class of employees who are eligible to participate in the Plan, increase the aggregate number of shares which may be issued under options and awards or materially increase the benefits accruing to participants under the Plan. In the event any law, rule or regulation issued or promulgated by the Internal Revenue Service, New York Stock Exchange, Securities and Exchange Commission or other governmental agency requires the Plan to be amended, the Plan will be amended at the time and all options and awards granted and outstanding will be subject to such amendment.

19. Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or Committee shall be deemed to give any officer or employee any right to be granted an option or award with respect to the Common Stock of the Company or to any other rights whatsoever except as may be evidenced by a stock option agreement or share award agreement and any amendment thereto, duly executed on behalf of the Company, and then only to the extent and on terms and conditions expressly set forth therein.

20. Term. Unless sooner terminated by action of the Board, this Plan shall terminate December 15, 1997 and no options or awards may be granted pursuant hereto after such date.

21. Definitions. For purposes of this Plan, unless the context requires otherwise, the following words shall have the meanings indicated:

     (a) "Plan" shall mean this 1988 Employee Stock Option Plan as amended from time to time in accordance with the terms thereof.

     (b)  "Company" shall mean E-Systems, Inc. and its successors and assigns.

     (c) "Board" shall mean the Board of Directors of E-Systems, Inc. and its successors and assigns.

     (d) "Committee" shall mean the Compensation and Benefits Committee appointed by the Board and described in Paragraph 2., Administration, of this Plan.

     (e) "Common Stock" shall mean the $1.00 par value common stock of the Company subject to the right of the Company to change the authorized number of shares of such class and to provide no par or change in par value for such stock.


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     (f)  "Subsidiary corporation" shall mean any corporation (other than the employer corporation) in an unbroken chain of corporations beginning with the employer corporation if, at the time of the granting of the option or making of the award hereunder, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

23. Effectiveness of the Plan. This Plan shall be subject to approval and ratification on or before the next regular or special stockholders' meeting of the Company by the vote of the holders of the majority of the shares of stock of the Company present or represented at the meeting to which the Plan is submitted. Subject to such approval and ratification, the Plan is effective at once. Options and awards may be granted under the Plan prior to such approval and ratification, but each such option or award granted shall be subject to the approval and ratification of the Plan by the stockholders. If the Plan shall not be so approved and ratified, all options and awards granted shall be of no effect. The date of the grant of any option or award granted prior to such approval and ratification by the stockholders shall be determined for all purposes as if the option or award had not been subject to such approval and ratification; however, no option granted may be exercised and no award made may be delivered to a participant prior to such approval and ratification.